                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a
Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the Company; and

           WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company; and

          WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints David
A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                       /s/ David A. Kelly
                                       --------------------------
                                       David A. Kelly
                                       Director, Treasurer and
                                       Principal Financial Officer

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a
Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the Company; and

       WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company; and

       WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

       NOW, THEREFORE, the undersigned hereby constitutes and appoints David
A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                    /s/ Joseph M. Saggese
                                    -----------------------------
                                    Joseph M. Saggese
                                    Chairman of the Board of
                                    Directors, President and Chief
                                    Executive Officer and Director

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the the Company; and

       WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company;and

       WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

       NOW, THEREFORE, the undersigned hereby constitutes and appoints David A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                /s/ James O. Stevning
                                ---------------------------
                                James O. Stevning
                                Controller and Principal
                                Accounting Officer

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a
Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the Company; and

           WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company; and

          WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints David
A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                       /s/ Edward H. Jennings
                                       -----------------------
                                       Edward H. Jennings
                                       Director

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a
Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the Company; and

       WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company; and

       WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

       NOW, THEREFORE, the undersigned hereby constitutes and appoints David A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                      /s/ George W. Koch
                                      ---------------------
                                      George W. Koch
                                      Director

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the the Company; and

       WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company;and

       WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

       NOW, THEREFORE, the undersigned hereby constitutes and appoints David A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                /s/ John P. Stapleton
                                ---------------------------
                                John P.Stapleton
                                Director

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, one or more registration statements with respect to an underwritten public offering of up to 5,000,000 depositary units representing common limited partner interests in the Company; and

       WHEREAS, BCP Management, Inc. ("BCP") is the sole general partner of the Company; and

       WHEREAS, the undersigned is a director, an officer, or both an officer and a director of BCP, as indicated below under his name:

       NOW, THEREFORE, the undersigned hereby constitutes and appoints David A. Kelly and Lawrence L. Dieker, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of BCP, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described underwritten public offering of common limited partner interests, and thereafter to execute and file an amended registration statement or statements with respect thereto and an amended prospectus and prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1994.

                                      /s/ Ronald P. Wiles
                                      -----------------------
                                      Ronald P. Wiles
                                      Director